UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 30, 2009
American Strategic Income Portfolio Inc. — II
(Exact name of registrant as specified in its charter)

MINNESOTA (State or other jurisdiction of incorporation)	811-06640 (Commission File Number)	41-1719822 (IRS Employer Identification No.)

800 Nicollet Mall
Minneapolis, Minnesota	55402
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (612) 303-3738
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
American Strategic Income Portfolio Inc. — II (the “Fund”) will hold its annual meeting of shareholders on December 1, 2009. Attached hereto as Exhibit 99.1 are the presentation slides that will be used at the meeting. The slides also are available on the Fund’s website, www.firstamericanfunds.com.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

99.1	Presentation for Annual Meeting of Shareholders on December 1, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Strategic Income Portfolio Inc. — II
By:	/s/ Kathleen L. Prudhomme
Name:	Kathleen L. Prudhomme
Title:	Secretary

DATE: November 30, 2009

EXHIBIT INDEX

Exhibit No.	Description

99.1	Presentation for Annual Meeting of Shareholders on December 1, 2009